================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                                 AUGUST 27, 1998

                Date of Report (Date of earliest event recorded)

                                BB&T CORPORATION

             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 1-10853

      NORTH CAROLINA                                     56-0939887
(State of Incorporation)                    (I.R.S. Employer Identification No.)

   200 WEST SECOND STREET
WINSTON-SALEM, NORTH CAROLINA                                          27101

(Address of Principal Executive Offices)                              (Zip Code)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

                           This Form 8-K has 47 pages.

================================================================================

Item 5. Other Events

      The purpose of this amendment to BB&T Corporation's ("BB&T") Current Report on Form 8-K, originally filed August 27, 1998, is to include analyst presentation materials related to BB&T's proposed merger with MainStreet Financial Corporation ("MainStreet"). These materials are attached as Exhibit
99.1 to this amendment.

Forward-Looking Statements

      BB&T has made forward-looking statements in the accompanying analyst presentation materials that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time the analyst presentation materials were prepared. In particular, the analyst materials and this report include statements regarding estimated earnings per share of BB&T on a stand alone basis, expected cost savings from the merger, estimated restructuring charges relating to the merger, estimated increases in MainStreet's fee income ratio and net interest margin, the anticipated accretive effect of the merger, and BB&T's anticipated performance in future periods. With respect to estimated cost savings and restructuring charges, BB&T has made assumptions about, among other things, the extent of operational overlap between BB&T and MainStreet, the amount of general and administrative expense consolidation, costs relating to converting MainStreet bank operations and data processing to BB&T's systems, the size of anticipated reductions in fixed labor costs, the amount of severance expenses, the extent of the charges that may be necessary to align the companies' respective accounting reserve policies, and the cost related to the merger. The realization of cost savings and the amount of restructuring charges are subject to the risk that the foregoing assumptions are inaccurate.

      Any statements in the accompanying exhibit regarding the anticipated accretive effect of the merger and BB&T's anticipated performance in future periods are subject to risks relating to, among other things, the following possibilities: (1) expected cost savings from this merger or other previously-announced mergers may not be fully realized or realized within the expected time frame; (2) deposit attrition, customer loss or revenue loss following proposed mergers may be greater than expected; (3) competitive pressure among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners, including MainStreet, may be greater than expected; (5) changes in the interest rate environment may reduce margins;
(6) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, or a reduced demand for credit; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T and MainStreet are engaged; (8) adverse changes may occur in the securities markets; and (9) competitors of BB&T and MainStreet may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T and MainStreet.

      BB&T believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward-looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder values of BB&T following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management's ability to control or predict.

Description of Exhibit

      In connection with BB&T's consideration of the merger, management of BB&T analyzed certain investment criteria designed to assess the impact of the merger on BB&T and its shareholders. For purposes of this analysis, the results of which are contained in the accompanying exhibit, BB&T made the following assumptions:

      * BB&T's 1998 and 1999 earnings per share on a stand alone basis would be in line with the mean estimates published by First Call Corporation,

      * BB&T's earnings per share on a stand alone basis for periods after 1999 would increase at an assumed annual rate, determined solely for the purpose of assessing the impact of the merger as described above, of approximately 9%,

      * MainStreet's 1998 earnings on a stand alone basis would be in line with the mean estimates of earnings per share published by First Call Corporation,

      * MainStreet's earnings on a stand alone basis for periods after 1998 would increase at an assumed rate, determined solely for the purpose of assessing the impact of the merger as described above, of approximately 9% before applying the effect of the assumptions described below,

      * annual cost savings of approximately $15 million, or 30% of MainStreet's expense base, would be realized as a result of the merger,

      * MainStreet's fee income ratio would ratably increase from 18.9% to 23% of total revenue by the fifth year after the merger, and

      * MainStreet's net interest margin would ratably increase from 3.61% to 4.00% of average earning assets by the third year after the merger.

Using the above assumptions, BB&T analyzed the merger to determine whether it would have an accretive or dilutive effect on estimated earnings per share, return on equity, return on assets and book value per share. This analysis indicated that the merger would be accretive to estimated earnings per share, return on assets and book value in the first year and accretive to return on equity by the third year.

In addition to the analysis described above, BB&T performed an internal rate of return analysis for this transaction, the results of which are contained in the accompanying exhibit. The purpose of this analysis was to determine if the projected performance of MainStreet, after applying the assumptions described above, would conform to BB&T's criteria. BB&T's current minimum internal rate of return requirement for this type of investment is 15%. The analysis performed in conjunction with the MainStreet merger indicated that the projected internal rate of return is 16.02%.

Item 7. Exhibits

99.1  Analyst Presentation Materials

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BB&T CORPORATION
                                                    (Registrant)

                                    By:         /s/ SHERRY A. KELLETT
                                                ---------------------

                                                Sherry A. Kellett
                                  SENIOR EXECUTIVE VICE PRESIDENT AND CONTROLLER
                                          (PRINCIPAL ACCOUNTING OFFICER)
Date:  January 8, 1999

                                      BB&T
                                       and
                        MainStreet Financial Corporation

                           Expanding a Great Franchise
                              Analyst Presentation
                                August 26, 1998

                          FORWARD-LOOKING INFORMATION

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of BB&T following the consummation of proposed mergers, including statements relating to the cost savings and revenue enhancements that are expected to be realized from these mergers and the expected impact of the mergers on BB&T's financial performance. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) expected cost savings from proposed mergers cannot be fully realized; (2) deposit attrition, customer loss or revenue loss following proposed mergers are greater than expected; (3) competitive pressure in the banking industry increases significantly; (4) costs or difficulties related to the integration of the businesses of BB&T and its merger partners are greater than expected; (5) changes in the interest rate environment reduce margins; (6) general economic conditions, either nationally or regionally, are less favorable than expected, resulting in, among other things, a deterioration in credit quality; (7) changes occur in the regulatory environment; (8) changes occur in business conditions and inflation; and (9) changes occur in the securities markets. The forward-looking earnings estimates included in this presentation have not been examined or compiled by the independent public accountants of BB&T, nor have such accountants applied any procedures thereto. Accordingly, such accountants do not express an opinion or any other form of assurance on them.

                                     OUTLINE

o     Background and transaction terms
o     Financial data
o     Rationale and strategic objectives
o     Investment criteria
o     Summary

                                BB&T CORPORATION
                                      (BBK)

o     $33.4 billion bank holding company*
o     540 branch locations in NC, SC, VA, MD and the District of Columbia*

                       For Quarter
                       Ended 6/30/98
                       -------------
o     ROA                  1.56%
o     Cash Basis ROA       1.63%
o     ROE                 20.23%
o     Cash Basis ROE      23.29%
o     Efficiency ratio    51.7 %

*Includes recently completed acquisitions of Life Bancorp, Inc. and Franklin
 Bancorporation, Inc., and the pending acquisition of Maryland Federal Bancorp, Inc.

                           MAINSTREET FINANCIAL CORP.
                                     (MSBC)

o     $2.0 billion bank holding company
o     46 banking offices in Virginia
o     3 banking offices in Maryland
o     $728 million in Trust assets

                       For Quarter
                       Ended 6/30/98
                       -------------
o     ROA                  1.03%
o     ROE                 12.94%
o     Efficiency ratio    57.6 %

                            Pro Forma Company Profile
                                 June 30, 1998

o     Size:                             $35.4 billion in assets
                                        $10.0 billion in market capitalization1
o     Offices2                          NC:       350
                                        SC:        92
                                        VA:       109
                                        DC:         6
                                        MD:        32
                                        -------------
                                        Total:    589

1 Based on shares outstanding following the pending acquisition of Maryland
  Federal Bancorp, Inc., which will be accounted for as a purchase, and BB&T's 8/25/98 closing price of $32.94.
2 Includes 28 branches from Maryland Federal Bancorp, Inc. pending acquisition.

                            TERMS OF THE TRANSACTION

o     Purchase price:              $38.87 per share*
o     Aggregate value:             $554.3 million* (INCLUDING OPTIONS)

o     Consideration:               Fixed exchange ratio of 1.18 BB&T
                                   shares for each MainStreet share
o     Structure:                   Tax-free exchange of stock equal to
                                   100% of purchase price

o     Accounting treatment:        Transaction will be accounted for as
                                   a pooling-of-interests

*Based on August 25, 1998 BB&T closing stock price of $32.94.

                                     PRICING

o     Purchase price                                     $38.87
o     Premium/market                                      52.42%
o     Price/6-30-98 stated book                            3.25x
o     Price/First Call
      1998 EPS estimate                                   24.0x
o     BB&T shares issued (fixed exchange ratio of 1.18)   16.8 million*
o     Lock-up provision                                   Stock option agreement

*BB&T shares issued based on MSBC shares outstanding adjusted for stock options.


                             ACQUISITION COMPARABLES

                            Announced After 12/31/97
                         Deal Values over $250 Million


                                                  SELLER          DATE        DEAL       DEAL PR/  DEAL PR/
      BUYER              SELLER                   ASSETS         ANNOUNCED    PR/BK       TG BK    4-QTR EPS
------------------------------------------------------------------------------------------------------------
                                                  ($000)                       (%)         (%)       (X)
City Holding Company     Horizon Bancorp Inc.     1,043,327      08/07/98      360.9       378.8    29.4
Banknorth Group          Evergreen Bancorp        1,048,307      07/31/98      351.3       352.0    26.9
SunTrust Banks, Inc      Crestar Financial       26,161,173      07/20/98      427.2       469.7    28.3
First Commonwealth       Southwest Natl Corp.       742,106      07/16/98      325.5       326.2    30.8
First American Corp      Pioneer Bancshares         993,087      05/28/98      284.3       300.8    29.7
Old Kent Financial       First Evergreen Corp     1,933,096      04/21/98      243.5       247.8    26.7
Star Banc Corp           Trans Financial          2,115,011      04/09/98      433.8       461.9    27.9
Union Planters Corp      Magna Group              7,074,969      02/22/98      299.2       391.6    27.8
First Security Corp      California St Bk           849,232      02/19/98      324.4       402.2    31.3
Cullen/Frost Bankers     Overton Bancshares         819,620      02/15/98      465.0       465.0    28.2
Regions Financial        First Commercial         6,887,252      02/08/98      397.3       422.4    26.1
Mercantile Bancorp       Firstbank of IL          2,170,047      02/02/98      289.5       325.7    22.7

Maximum                                          26,161,173                    465.0       469.7    31.3
Minimum                                             742,106                    243.5       247.8    22.7
AVERAGE                                           4,319,769                    350.1       378.7    28.0
Median                                            1,490,702                    338.4       385.2    28.1

BB&T Corp         MainStreet Financial            2,014,648                    325.2       346.1    27.4
Above / (Below) Average Comparables              (2,305,121)                   (24.9)      (32.6)   (0.6)

Based on a Purchase Price of $38.87 per share and June 30, 1998 financials.

                                 Financial Data

                                Financial Summary

For The Quarter Ended:                               6/30/98          6/30/98

                                                     BB & T            MSBC
                                                     ------            ----

ROA                                                   1.56%            1.03%
ROE                                                  20.23            12.94
Net interest margin (FTE)                             4.27             3.69
Efficiency ratio                                     51.7             57.6
Net charge-offs                                        .28              .32
Reserve/NPLs                                        367.00           155.09
NPAs/assets                                            .36              .52

                                Capital Strength


                                                     BB & T           MSBC
                                                    (6/30/98)       (6/30/98)
                                                    ---------       ---------


Equity/assets                                           7.7%            7.7%
Leverage capital ratio                                  6.8%            9.2%
Total risk-based capital                               16.0%           17.7%

                                    Rationale
                                       and
                              Strategic Objectives

                            Rationale for Acquisition

[ ]BB&T has an announced strategy to pursue in-market
   (Carolinas/Virginia/Maryland/Metro DC) and contiguous state acquisitions of high quality banks and thrifts in the $250 million to $10 billion range. The acquisition of MainStreet is consistent with this strategy.

[ ]This acquisition is very consistent with past acquisitions which we have successfully executed, i.e. it fits our model.

[ ]BB&T and MainStreet share similar cultures.

[ ]MainStreet's headquarters in Martinsville, Va. is only 60 miles from BB&T's headquarters in Winston-Salem, NC.

[ ]MainStreet has built insurance, trust, and brokerage relationships with their customer base which can be supported through BB&T's subsidiaries.

                              Strategic Objectives


o     The key strategic objectives in this acquisition are:
      -     Improve efficiency
           o     Cost savings $15.4 million annually
      -     Improve margins

           o     Reduce MainStreet's overall funding costs

           o     Grow consumer and small business loans

      -     Grow fee income using BB&T's wider array of fee-based services

      - Develop additional commercial relationships using BB&T's product offerings

                             Efficiency Improvement


                          Targeted Annual Cost Savings
                          ----------------------------

                         $15.4 million or approximately
                           30% of MSBC's expense base

                                 Improve Margins


o     Grow transaction accounts through added products & services


o     Grow small business and consumer loans


o     Reduce MSBC's overall funding costs

                                 Grow Fee Income

                                                       BB & T         MSBC
                                                     (6/30/98)      (6/30/98)
                                                     ---------      ---------
   Fee income ratio                                    28.3%          18.9%


        Goal to raise MSBC's fee income ratio by leveraging BB&T's sales management system and broader product selection

                                One-Time Charges

                         One-time merger-related charges
                         -------------------------------

                                  $12.5 million

                              Franchise Enhancement
o    Great market

o    Pro forma Virginia and Metro DC total assets will now exceed $7.4 billion

o    Pro forma Virginia deposits will now exceed $3.4 billion

o    Pro forma Metro DC deposits will now exceed $1.4 billion

o    Pro forma Richmond deposits will now exceed $744 million

[Map appears here depicting branch locations for BB & T, MainStreet Financial, and Maryland Federal]

                             Market Characteristics

Virginia

[Map appears here of a geographic location]

o    1998 unemployment rate - 3.6% (23% below national rate).
o    12th most populated state.
o    Highest per capita income in the Southeast.
o    Total employment is projected to expand 19.9% (1993 - 2005).
o High-tech economy: 2nd largest computer software and 3rd largest advanced telecommunication industries.
o 76 major corporations with revenues of $200 million or more, including 16 Fortune 500 companies, are headquartered in Virginia.
o Since 1995, more than 600 companies chose Virginia as the location for their new and expanding facilities -- announcing investments of $11.4 billion and the creation of 135,000 new jobs.

                             Market Characteristics
Strategic

[Map appears here of Metro DC, Lynchburg, and Richmond locations]

o With 5 million residents, the Metropolitan D.C. market is the 5th largest metropolitan statistical area in the Nation.
o     12 Fortune 500 companies are headquartered in Metro DC.
o PLACES RATED ALMANAC'S 1997 edition selected Metro DC as the #4 metro area in the country to live and the #1 place to start a career.
o DUN & BRADSTREET rates Richmond, Va. as the best mid-sized city in America for small business in its 1998 survey.
o     8 Fortune 500 companies are headquartered in Richmond.
o MONEY MAGAZINE rates Lynchburg, Va. the 2nd best small city in the south in its 1998 'Best Places to Live' survey.
o Since 1995, Lynchburg was ranked second in Virginia in total capital investment with $209.5 million in new investments.

                               Investment Criteria

                            BB&T Investment Criteria

o     Cash Basis EPS (accretive by year 2)
o     Internal rate of return (15% or better)
o     Cash Basis return on equity (accretive by year 3)
o     Cash Basis return on assets (accretive by year 3)
o     Book value per share (accretive by year 5)
o     Must not cause combined leverage capital ratio to go below 7%


Criteria are listed in order of importance. There are sometimes trade-offs among criteria.

                                   Assumptions


o     BB&T base EPS for 1998 $1.72 using First Call Estimates.
o     $15.4 million cost savings (30% of MSBC's expense base).
o Fee income improvement - raise MSBC's fee income ratio from 18.9% for June YTD 1998 to 23% for full-year 2003 by leveraging BB&T's sales management system and expanded product offerings.
o Net interest income is increased annually to achieve a net interest margin of 4.00% by year 2001.
o We have assumed earnings growth rates of 9%, except where indicated to increase the fee income ratio and net interest margin.

                           Earnings Per Share Impact*

                                            Accretion                 Accretion
                                            (Dilution)    Pro Forma   (Dilution)
                              Pro Forma     Pro Forma     Cash Basis  Pro Forma
                                 EPS          Shares        EPS         Shares
                             -----------    ----------    ----------  ----------

Year 1                       $   1.94      $   0.01         2.04         0.01
Year 2                           2.12          0.03         2.23         0.02
Year 3                           2.32          0.04         2.42         0.03
Year 4                           2.54          0.04         2.64         0.04
Year 5                           2.78          0.06         2.87         0.05
Year 6                           3.03          0.06         3.11         0.06
Year 7                           3.30          0.07         3.38         0.06
Year 8                           3.60          0.07         3.68         0.07
Year 9                           3.93          0.08         4.01         0.08
Year 10                          4.29          0.09         4.36         0.08


               Internal rate of return       16.02%
*Impact excludes one-time acquisition-related charges of $12.5 million.



                                   ROE Impact*
                                                               Pro Forma
                                   Pro Forma                   Cash Basis
                                   ROE**(%)      Change        ROE**(%)      Change
                                   --------      ------        --------      ------
Year 1                              20.12        (0.13)         24.02        (0.34)
Year 2                              19.53        (0.03)         22.61        (0.19)
Year 3                              18.98         0.01          21.45        (0.12)
Year 4                              18.50         0.02          20.47        (0.08)
Year 5                              18.07         0.04          19.65        (0.04)



*  Impact excludes one-time acquisitions-related charges of $12.5 million.
**  The decrease in ROE results from the build up in equity relative to assets.

                                   ROA Impact*

                                                                 Pro Forma
                                     Pro Forma                   Cash Basis
                                       ROA(%)      Change          ROA(%)      Change
                                     --------      ------        --------      ------



Year 1                                 1.54          .00          1.64          .00
Year 2                                 1.55          .01          1.64          .01
Year 3                                 1.56          .02          1.64          .01
Year 4                                 1.57          .02          1.64          .02
Year 5                                 1.57          .02          1.63          .02


*Impact excludes one-time acquisition-related charges of $12.5 million.



                           Book Value/Capital Impact*

                                                     Pro Forma
                                               Book Value Per Share
                                               --------------------    Pro Forma
                                                         Accretion      Leverage   Accretion
                                               Stated    (Dilution)      Ratio     (Dilution)
                                               ------    ----------      -----     ----------

Year 1                                         $   10.22$   0.14        7.35%        .10
Year 2                                             11.53    0.17        7.77         .10
Year 3                                             12.95    0.20        8.15         .11
Year 4                                             14.51    0.25        8.51         .12
Year 5                                             16.23    0.30        8.83         .13
Year 6                                             18.12    0.36        9.12         .14
Year 7                                             20.20    0.43        9.40         .15
Year 8                                             22.51    0.50        9.67         .16
Year 9                                             25.06    0.58        9.92         .16
Year 10                                            27.89    0.67       10.17         .17

*Impact excludes one-time acquisition-related charges of $12.5 million.

                                     Summary

                                     Summary


o The acquisition of MainStreet Financial Corporation is a strong strategic fit:

      - It helps accomplish our goal of expanding the Virginia and Metropolitan D.C. franchises

      -   It fits culturally and geographically

      -   This is the type of merger we have consistently successfully executed

o     Overall Investment Criteria are met:

      -   Cash Basis EPS accretive in year 1

      -   EPS accretive in year 1

      -   IRR 16.02%

      -   ROE positive by year 3

      -   ROA and Cash Basis ROA positive in year 1

      -   Book value accretive in year 1

      -   Combined leverage ratio remains above 7%

      -   Accelerated dividend growth potential in year 1

                                    Appendix
o     MSBC historical data

o     BB&T financial model

MainStreet Financial Corp
Financial Summary

                                                                                                  June YTD
                                            1995*               1996*            1997*              1998
                                      -----------------------------------------------------------------------
Earnings Summary  (In thousands)

Interest Income (FTE)
Interest on loans & leases                    $ 64,398           $ 73,737         $ 80,166           $ 44,835
Interest & dividends on securities              21,560             24,763           36,023             29,107
Interest on temporary investments                  799                959              460                596
                                      ----------------- ------------------ ---------------- -----------------
    Total interest income (FTE)                 86,757             99,459          116,649             74,538
                                      ----------------- ------------------ ---------------- -----------------

Interest Expense
Interest expense on deposit accounts            34,489             35,219           37,870             21,683
Interest on short-term borrowings                3,461              6,402           16,373              7,324
Interest on long-term debt                         454              3,154            4,536             11,284
                                      ----------------- ------------------ ---------------- -----------------
    Total interest expense                      38,404             44,775           58,779             40,291
                                      ----------------- ------------------ ---------------- -----------------
Net interest income (FTE)                       48,353             54,684           57,870             34,247
     Less taxable equivalency adjustment         1,343              1,258            1,224                917
                                      ----------------- ------------------ ---------------- -----------------
Net interest income                             47,010             53,426           56,646             33,330
Provision for loan losses                        1,725              3,451            4,011              2,163
                                      ----------------- ------------------ ---------------- -----------------
Net interest income after provision             45,285             49,975           52,635             31,167
                                      ----------------- ------------------ ---------------- -----------------
Noninterest Income
Service charges on deposit accounts              6,585              8,065            9,430              6,093
Non-deposit fees and commissions                 2,441              2,942            3,370              1,880
G / (L) on sale of real estate & securities         43                610              926                145
Other operating income                               -                  -                -                  -
                                      ----------------- ------------------ ---------------- -----------------
    Total noninterest income                     9,069             11,617           13,726              8,118
                                      ----------------- ------------------ ---------------- -----------------
Noninterest Expense
Personnel                                       18,201             20,150           22,294             13,266
Occupancy & equipment                            5,576              5,825            5,810              3,356
FDIC premiums                                    1,062                 22              121                 61
Other operating expenses                         9,451             11,257           12,727              7,776
                                      ----------------- ------------------ ---------------- -----------------
    Total noninterest expense                   34,290             37,254           40,952             24,459
                                      ----------------- ------------------ ---------------- -----------------
Net income before taxes                         20,064             24,338           25,409             14,826
Income taxes                                     5,934              7,685            8,152              4,771
                                      ----------------- ------------------ ---------------- -----------------
Net income before nonrecurring charges          14,130             16,653           17,257             10,055
                                      ----------------- ------------------ ---------------- -----------------
Nonrecurring charges                                 -                  -                -                  -
                                      ================= ================== ================ =================
    Net income                            $     14,130           $ 16,653         $ 17,257           $ 10,055
                                      ================= ================== ================ =================
Basic EPS                                       $ 1.26             $ 1.39           $ 1.44             $ 0.77
Diluted EPS                                       1.17               1.38             1.44               0.76
Diluted EPS before nonrecurring charges           1.17               1.38             1.44               0.76

Book value                                      $ 9.13             $ 9.57          $ 10.72            $ 11.95

EOP shares                                      11,357             11,915           11,996             13,396
Basic shares                                    11,208             11,970           11,962             13,129
Diluted shares                                  12,323             12,033           12,001             13,173

* Not restated for pooling and purchase acquisitions completed in 1998.

MainStreet Financial Corp
Financial Summary

                                                                                                June YTD
                                           1995 *            1996 *             1997 *            1998
                                      ------------------------------------------------------------------------
Average Balance Sheet
(In thousands)
Assets
Loans                                     $ 667,035         $ 774,218            $ 855,535          $ 973,566
Securities                                  308,303           367,348              537,770            860,893
Other earning assets                         14,117            17,671                7,907             11,739
                                      ----------------- ------------------ ---------------- ------------------
    Total interest-earning assets           989,455         1,159,237            1,401,212          1,846,198
                                      ----------------- ------------------ ---------------- ------------------

Goodwill & other intangibles                  1,062                 -                  690              9,651
Other assets                                 57,649            59,516               79,366             91,293
                                      ================= ================== ================ ==================
    Total assets                        $ 1,048,166       $ 1,218,753          $ 1,481,268        $ 1,947,142
                                      ================= ================== ================ ==================
Net interest margin                            4.89%             4.72%                4.13%              3.71%

Securities as a percent of earning assets        31%               32%                  38%                47%

Liabilities & Shareholders' Equity
Interest-bearing deposits:
Money Market & NOW                        $ 181,851         $ 188,604            $ 194,569         $  242,802
Savings                                     143,132           126,766              116,534            119,120
CD's and other time                         438,078           471,878              520,366            595,309
                                      ----------------- ------------------ ---------------- ------------------
    Total interest-bearing deposits         763,061           787,248              831,469            957,231
Short-term borrowed funds                    64,625           127,234              297,314            271,258
Long-term debt                                6,666            58,678               77,464            380,426
                                      ----------------- ------------------ ---------------- ------------------
    Total interest-bearing liabilities      834,352           973,160            1,206,247          1,608,915

Demand deposits                             117,038           126,410              139,026            169,210
Other liabilities                             7,816             8,978               12,586             16,099
                                      ----------------- ------------------ ---------------- ------------------
    Total liabilities                       959,206         1,108,548            1,357,859          1,794,224
                                      ----------------- ------------------ ---------------- ------------------
Preferred equity                                  -                 -                    -                  -
Common equity                                88,960           110,205              123,409            152,918
                                      ----------------- ------------------ ---------------- ------------------
    Total equity                             88,960           110,205              123,409            152,918
                                      ----------------- ------------------ ---------------- ------------------
Total liabilities & shareholders'        $ 1,048,166      $ 1,218,753          $ 1,481,268        $ 1,947,142
  equity                              ================= ================== ================ ==================

Other int-liab. as a percent of total assets      7%               15%                  25%                33%

* Not restated for pooling and purchase acquisitions completed in 1998.

MainStreet Financial Corp
Financial Summary

                                                                                                   June YTD
                                              1995 *             1996 *             1997 *            1998
                                      ------------------------------------------------------------------------
Ratio Analysis

ROA                                              1.35%              1.37%             1.17%              1.03%
ROCE                                            15.88%             15.11%            13.98%             13.15%
Efficiency ratio                                 59.8%              56.7%             57.9%              57.9%
Adj. noninterest income / Adj. revenues          15.7%              16.8%             18.1%              18.9%
Average equity / Average assets                   8.5%               9.0%              8.3%               7.9%

Credit Quality
(In thousands)
Beginning                                     $ 9,547            $ 9,605         $  10,903          $ 12,3753
                                      ----------------- ------------------ ---------------- ------------------
Provision                                       1,725              3,451             4,011              2,163
Acquired allowance                                  -                  -                 -                952
Net charge-offs                                (1,667)            (2,153)           (3,128)            (1,369)
                                      ----------------- ------------------ ---------------- ------------------
Ending allowance                              $ 9,605           $ 10,903         $  11,786           $ 14,121
                                      ----------------- ------------------ ---------------- ------------------
Allowance                                        1.43%              1.31%             1.34%              1.41%
Charge-off rate                                  0.25%              0.28%             0.37%              0.28%

Period end loans & leases                   $ 673,678          $ 829,979        $  878,777        $ 1,001,568

Period end common equity                    $ 103,632          $ 114,069        $  128,652          $ 160,105

* Not restated for pooling and purchase acquisitions completed in 1998.

MainStreet Financial Corp


Ticker                                                          MSBC


Recent price (Aug.25, 1998)                                     $         25.50
Offer price (per fully diluted share)                                     38.87
Premium                                                                   13.37
Percent Premium                                                           52.42%

Estimated shares to be converted                                     14,261,743
Deal value                                                      $   554,300,469

Current dividend per MSBC share                                 $          0.60
Post merger dividend                                                       0.83
Increase                                                                   0.23
Percent Increase                                                          37.67%

Book multiple (6/30/98)                                                    3.25  x
Book multiple (6/30/98 tangible)                                           3.46  x
Earnings multiple (LTM)                                                   27.37  x
Earnings multiple (1998 estimate)                                         23.96  x

BBK stock price (Aug. 21, 1998)                                 $         32.94
Exchange ratio                                                  1.18 BBK shares for every 1 MSBC share



     EPS Analysis                                                  Pooling
     ---------------------------------------------------------------------

Year one (dilution) accretion                                   $          0.01
Year two (dilution) accretion                                              0.03

Internal rate of return                                                   16.02%
Net present value at 15%                                        $    39,329,747

Merger Evaluation Model
MainStreet Financial Corp
BB&T share price: $ 32.94
Purchase price: $ 554,300,469

POOLING ACCOUNTING


                                            Earnings Analysis on Marginal Shares      Earnings Analysis on Pro Forma Shares
                                            -------------------------------------  --------------------------------------------
                                   BB&T                 Accretion      Percent                    Accretion       Percent
                         BB&T      Base       EPS on    (Dilution)    Accretion                   (Dilution)      Accretion
                         Base      Growth    Marginal  on Marginal  (Dilution) on  Pro Forma     on Pro Forma   (Dilution) on
Year                     EPS       Percent    Shares     Shares    Marginal Shares     EPS          Shares    Pro Forma Shares
-------------------    -------------------   --------  ----------- --------------- ---------     ------------ ----------------
Pre-merger     1995    $ 1.15
Pre-merger     1996      1.36      19.1 %
Pre-merger     1997      1.48       8.3
Current year   1998      1.72      16.6       $ 1.92       $ 0.19       11.25%      $ 1.73           $ 0.01         0.61 %
           1   1999      1.92      11.6         2.19         0.27       13.90         1.94             0.01         0.76
           2   2000      2.10       9.1         2.58         0.48       23.11         2.12             0.03         1.26
           3   2001      2.29       9.1         2.95         0.66       28.79         2.32             0.04         1.56
           4   2002      2.50       9.1         3.31         0.82       32.67         2.54             0.04         1.77
           5   2003      2.72       9.1         3.74         1.02       37.38         2.78             0.06         2.03
           6   2004      2.97       9.1         4.09         1.12       37.58         3.03             0.06         2.04
           7   2005      3.24       9.1         4.46         1.22       37.72         3.30             0.07         2.05
           8   2006      3.53       9.1         4.87         1.33       37.74         3.60             0.07         2.05
           9   2007      3.85       9.1         5.31         1.45       37.76         3.93             0.08         2.05
          10   2008      4.20       9.1         5.79         1.59       37.77         4.29             0.09         2.05


                                          Cash Flow Analysis on Marginal Shares     Cash Flow Analysis on Pro Forma Shares
                                          -------------------------------------  --------------------------------------------

                        BB&T      BB&T   Cash Flow    Accretion     Percent      Cash Flow   Accretion      Percent
                        Base      Base    EPS on     (Dilution)    Accretion       EPS on    (Dilution)    Accretion
                     Cash Flow   Growth   Marginal   on Marginal (Dilution) on  Pro Forma  on Pro Forma   (Dilution) on
Year                    EPS      Percent   Shares      Shares    Marginal Shares  Shares      Shares    Pro Forma Shares  Cash Flows
-------------------  -------------------  --------  ----------- --------------- ---------  ------------ ----------------  ----------
Pre-merger     1995    $1.16
Pre-merger     1996     1.40     20.7%
Pre-merger     1997     1.53      9.3                                                                                    $(554,300)
Current year   1998     1.81     18.4      $ 1.96       $ 0.16        8.63%        1.81        $ 0.01         0.47%         33,027
           1   1999     2.03     12.3        2.24         0.21       10.46         2.04          0.01         0.57          37,710
           2   2000     2.20      8.5        2.63         0.43       19.54         2.23          0.02         1.06          44,301
           3   2001     2.39      8.6        3.00         0.61       25.34         2.42          0.03         1.38          50,437
           4   2002     2.60      8.6        3.35         0.76       29.13         2.64          0.04         1.58          56,447
           5   2003     2.82      8.6        3.78         0.96       34.07         2.87          0.05         1.85          63,640
           6   2004     3.05      8.2        4.12         1.07       35.10         3.11          0.06         1.91          69,374
           7   2005     3.32      8.8        4.49         1.18       35.41         3.38          0.06         1.92          75,624
           8   2006     3.61      8.8        4.90         1.29       35.61         3.68          0.07         1.93          82,437
           9   2007     3.93      8.8        5.34         1.41       35.81         4.01          0.08         1.95          89,863
          10   2008     4.28      8.9        5.82         1.54       35.99         4.36          0.08         1.96          97,957
                                                                                                                         1,665,264
                                                                                                                              |
                                                                                                                              |
                                                                                                                          Terminal
                                                                                                                            Value

Note - 1: One-time acquisition related charges of $12.5 million are excluded from the figures above.
Note - 2: The calculation of Cash Flow has not been adjusted to include depreciation expense. Depreciation is assumed to approximate the capital investment needed each year to maintain the business.

Merger Evaluation Model
MainStreet Financial Corp
BB&T share price: $ 32.94
Purchase price: $ 554,300,469

POOLING ACCOUNTING

                                            ROA Analysis                                   Cash ROA Analysis
                        ----------------------------------------------------   --------------------------------------------------
                                    Target Only              Pro Forma                   Target Only              Pro Forma
                                ---------------------  ---------------------           -------------------- ---------------------
                                                                               BB&T    Target               Pro Forma
                        BB&T    Target  BP Difference  Pro Forma   BP Change   Cash     Cash  BP Difference    Cash     BP Change
Year                     ROA     ROA       in ROA         ROA       in ROA      ROA      ROA      in ROA        ROA       in ROA
-------------------     -----   ------  -------------  ---------   ---------   ----    ------ ------------- ---------  ----------
Pre-merger     1995     1.29%    1.35%                                         1.33%    1.36%
Pre-merger     1996     1.48     1.37                                          1.53     1.37
Pre-merger     1997     1.52     1.17                                          1.57     1.17
Current year   1998     1.56     1.55      (0.02)         1.56%      (0.00)    1.65     1.15     (0.51)        1.62%    (0.03)
           1   1999     1.54     1.60       0.06          1.54        0.00     1.64     1.64      0.00         1.64     0.00
           2   2000     1.54     1.73       0.18          1.55        0.01     1.63     1.76      0.13         1.64      0.01
           3   2001     1.55     1.80       0.25          1.56        0.02     1.63     1.83      0.21         1.64      0.01
           4   2002     1.55     1.85       0.30          1.57        0.02     1.62     1.87      0.25         1.64      0.02
           5   2003     1.55     1.90       0.35          1.57        0.02     1.62     1.93      0.31         1.63      0.02
           6   2004     1.55     1.90       0.35          1.58        0.02     1.60     1.92      0.32         1.62      0.02
           7   2005     1.56     1.89       0.34          1.58        0.02     1.60     1.91      0.31         1.62      0.02
           8   2006     1.56     1.89       0.33          1.58        0.02     1.60     1.90      0.31         1.62      0.02
           9   2007     1.56     1.88       0.32          1.58        0.02     1.60     1.90      0.30         1.61      0.02
          10   2008     1.56     1.88       0.31          1.58        0.02     1.59     1.89      0.29         1.61      0.02

Note - 1: One-time acquisition related charges of $12.5 million are excluded from the figures above.
Note - 2: The calculation of Cash Flow has not been adjusted to include depreciation expense. Depreciation is assumed to approximate the capital investment needed each year to maintain the business.

Merger Evaluation Model
MainStreet Financial Corp
BB&T share price: $ 32.94
Purchase price: $ 554,300,469

POOLING ACCOUNTING

                                            ROE Analysis                                   Cash ROE Analysis
                        ----------------------------------------------------   --------------------------------------------------
                                    Target Only              Pro Forma                   Target Only              Pro Forma
                                ---------------------  ---------------------           -------------------- ---------------------
                                                                               BB&T    Target               Pro Forma
                        BB&T    Target  BP Difference  Pro Forma   BP Change   Cash     Cash  BP Difference    Cash     BP Change
Year                     ROE     ROE       in ROE         ROE       in ROE      ROE      ROE      in ROE        ROE       in ROE
-------------------     -----   ------  -------------  ---------   ---------   ----    ------ ------------- ---------  ----------
Pre-merger     1995     16.39%  15.88%                                         17.50%   16.16%
Pre-merger     1996     18.38   15.11                                          19.43    15.11
Pre-merger     1997     19.31   13.98                                          21.29    14.10
Current year   1998     20.60   19.29       (1.31)        20.51%      (0.08)   24.19    15.09     (9.09)       23.58%     (0.61)
           1   1999     20.25   18.36       (1.90)        20.12       (0.13)   24.36    19.64     (4.72)       24.02      (0.34)
           2   2000     19.56   19.07       (0.49)        19.53       (0.03)   22.81    20.15     (2.66)       22.61      (0.19)
           3   2001     18.98   19.08        0.11         18.98        0.01    21.56    19.95     (1.61)       21.45      (0.12)
           4   2002     18.48   18.78        0.30         18.50        0.02    20.55    19.44     (1.11)       20.47      (0.08)
           5   2003     18.03   18.58        0.54         18.07        0.04    19.69    19.10     (0.59)       19.65      (0.04)
           6   2004     17.63   17.80        0.17         17.65        0.01    18.89    18.20     (0.69)       18.84      (0.05)
           7   2005     17.26   17.13       (0.13)        17.25       (0.01)   18.28    17.43     (0.85)       18.21      (0.06)
           8   2006     16.91   16.52       (0.38)        16.88       (0.03)   17.74    16.76     (0.98)       17.67      (0.07)
           9   2007     16.57   15.99       (0.58)        16.53       (0.04)   17.26    16.18     (1.07)       17.17      (0.08)
          10   2008     16.25   15.51       (0.74)        16.20       (0.06)   16.81    15.66     (1.14)       16.72      (0.09)

Note - 1: One-time acquisition related charges of $12.5 million are excluded from the figures above.
Note - 2: The calculation of Cash Flow has not been adjusted to include depreciation expense. Depreciation is assumed to approximate the capital investment needed each year to maintain the business.

Merger Evaluation Model
MainStreet Financial Corp
BB&T share price: $ 32.94
Purchase price: $ 554,300,469

POOLING ACCOUNTING

                                                 Stated Book Value Analysis
                   -------------------------------------------------------------------------------------
                                        On Marginal Shares                   On Pro Forma Shares
                               ------------------------------------  -----------------------------------
                      BB&T       Stated       Stated      Percent      Stated       Stated      Percent
                     Stated    Book Value  BV Accretion  Accretion   Book Value  BV Accretion  Accretion
Year               Book Value  Per Share    (Dilution)   (Dilution)   Per Share   (Dilution)   (Dilution)
-----------------  ----------  ----------  ------------  ----------  ----------  ------------  ---------
Pre-merger   1995   $ 7.52
Pre-merger   1996     7.91
Pre-merger   1997     8.22
Current year 1998     8.90      $11.20       $ 2.31         25.9%      $ 9.02       $0.13         1.4%
           1 1999    10.08       12.65         2.57         25.5        10.22        0.14         1.4
           2 2000    11.36       14.42         3.06         26.9        11.53        0.17         1.5
           3 2001    12.75       16.46         3.71         29.1        12.95        0.20         1.6
           4 2002    14.26       18.79         4.53         31.8        14.51        0.25         1.7
           5 2003    15.93       21.47         5.55         34.8        16.23        0.30         1.9
           6 2004    17.76       24.42         6.66         37.5        18.12        0.36         2.0
           7 2005    19.77       27.66         7.89         39.9        20.20        0.43         2.2
           8 2006    22.01       31.22         9.22         41.9        22.51        0.50         2.3
           9 2007    24.48       35.15        10.67         43.6        25.06        0.58         2.4
          10 2008    27.22       39.48        12.26         45.0        27.89        0.67         2.4


                                               Tangible Book Value Analysis
                   -------------------------------------------------------------------------------------
                                        On Marginal Shares                   On Pro Forma Shares
                               ------------------------------------  -----------------------------------
                      BB&T      Tangible     Tangible     Percent     Tangible     Tangible     Percent
                    Tangible   Book Value  BV Accretion  Accretion   Book Value  BV Accretion  Accretion
Year               Book Value  Per Share    (Dilution)   (Dilution)   Per Share   (Dilution)   (Dilution)
-----------------  ----------  ----------  ------------  ----------  ----------  ------------  ---------
Pre-merger   1995   $ 7.28
Pre-merger   1996     7.60
Pre-merger   1997     7.44
Current year 1998     7.68      $10.66        $ 2.98        38.8%      $ 7.84       $0.16         2.1%
           1 1999     8.97       12.16          3.19        35.6         9.14        0.17         1.9
           2 2000    10.34       13.97          3.63        35.1        10.54        0.20         1.9
           3 2001    11.83       16.07          4.24        35.8        12.06        0.23         1.9
           4 2002    13.45       18.44          5.00        37.2        13.72        0.27         2.0
           5 2003    15.20       21.16          5.96        39.2        15.53        0.32         2.1
           6 2004    17.11       24.15          7.04        41.1        17.49        0.38         2.2
           7 2005    19.20       27.42          8.22        42.8        19.65        0.45         2.3
           8 2006    21.51       31.02          9.51        44.2        22.03        0.52         2.4
           9 2007    24.06       34.98         10.92        45.4        24.65        0.59         2.5
          10 2008    26.88       39.34         12.46        46.4        27.55        0.68         2.5

Note - 1: One-time acquisition related charges of $12.5 million are excluded from the figures above.

Merger Evaluation Model
MainStreet Financial Corp
BB&T share price: $ 32.94
Purchase price: $ 554,300,469

POOLING ACCOUNTING

                        Stated Book Equity Capital Analysis       Leverage Capital Analysis            Dividend Analysis
                   -------------------------------------------- ----------------------------- --------------------------------------
                        BB&T         Pro Forma      BP Change     BB&T   Pro Forma  BP Change    BB&T      Dividends    Dividends
                       Stated          Stated         Stated    Leverage  Leverage  Leverage   Dividend   on Marginal  Paid/Acquiree
Year               Equity/Assets   Equity/Assets  Equity/Assets  Ratio     Ratio     Ratio    Per Share   Shares (000)  Net Income
-----------------  --------------  -------------  -------------  -----     -----     -----    ---------   ------------  ------------
Pre-merger   1995      7.86%                                      7.81%                         $0.43
Pre-merger   1996      8.07                                       8.11                           0.50
Pre-merger   1997      7.86                                       7.58                           0.58
Current year 1998      7.59             7.62%          0.03       6.99      7.09%     0.10       0.66        $11,107       34.3%
         1   1999      7.60             7.67           0.07       7.25      7.35      0.10       0.74         12,453       33.8
         2   2000      7.89             7.96           0.07       7.67      7.77      0.10       0.82         13,800       31.8
         3   2001      8.15             8.23           0.08       8.05      8.15      0.11       0.90         15,146       30.5
         4   2002      8.39             8.47           0.09       8.39      8.51      0.12       0.98         16,492       29.6
         5   2003      8.61             8.71           0.10       8.70      8.83      0.13       1.06         17,839       28.3
         6   2004      8.82             8.93           0.11       8.99      9.12      0.14       1.14         19,185       27.9
         7   2005      9.02             9.14           0.12       9.25      9.40      0.15       1.22         20,531       27.4
         8   2006      9.22             9.35           0.14       9.51      9.67      0.16       1.30         21,878       26.7
         9   2007      9.41             9.56           0.15       9.76      9.92      0.16       1.38         23,224       26.0
        10   2008      9.61             9.76           0.15      10.00     10.17      0.17       1.46         24,570       25.2

Note - 1: One-time acquisition related charges of $12.5 million are excluded from the figures above.